TCW FUNDS, INC.

Supplement Dated September 1, 2007 to

Prospectus Dated February 28, 2007

The name of the TCW Opportunity Fund is changed to the TCW Relative Value Small Cap Fund.

Under the section titled “TCW Relative Value Small Cap Fund—Investment Objectives/Approach” at page 17, the third sentence is deleted and the following substituted:

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor’s Small Cap 600 Index. As of June 30, 2007, the market capitalization of companies included in the Standard & Poor’s Small Cap 600 Index was between $65 million and $5.0 billion.

September 1, 2007

TCW KP 2/2007